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                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW BY ALL PERSONS BY THESE PRESENT:

         Each of the undersigned hereby constitutes and appoints Martinn H. Mandles and Harry H. Kahn, and each of them with power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in hi name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-8 relating to 1,500,000 shares of common stock issuable under the ABM Industries Incorporated Long-Term Senior Executive Stock Option Plan and any and all amendments of such Registration Statements, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

Directors


  /s/ Maryellen B. Cattani
-------------------------------
Maryellen B. Cattani                        Director          March 25, 1998


  /s/ John F. Egan
-------------------------------
John F. Egan                                Director          March 25, 1998


  /s/ Luke S. Helms
-------------------------------
Luke S. Helms                               Director          March 25, 1998


  /s/ Charles T. Horngren
-------------------------------
Charles T. Horngren                         Director          March 25, 1998


  /s/ Henry L. Kotkins, Jr.
-------------------------------
Henry L. Kotkins, Jr.                       Director          March 25, 1998


  /s/ Martinn H. Mandles
-------------------------------
Martinn H. Mandles                          Director          March 25, 1998


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
  /s/ Theodore Rosenberg
-------------------------------
Theodore Rosenberg                          Director          March 25, 1998


  /s/ William W. Steele
-------------------------------
William W. Steele                           Director          March 23, 1998


  /s/ William E. Walsh
-------------------------------
William E. Walsh                            Director          March 25, 1998


  /s/ Linda Chavez
-------------------------------
Linda Chavez                                Director          March 26, 1998



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